SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  August 1, 2013

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33145	36-2257936
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

3001 Colorado Boulevard
Denton, Texas 76210

(Address of principal executive offices)

(940) 898-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 26, 2013, Sally Beauty Holdings, Inc. (the “Company”), and certain of the Company’s indirect and direct subsidiaries that are borrowers or guarantors (the “Loan Parties”) under that certain Credit Agreement dated as of November 12, 2010 among the Loan Parties, the administrative, collateral and Canadian agent and the lenders named therein, as amended by that certain Amendment No. 1 dated as of June 8, 2012 (the “ABL facility”), entered into a second amendment (the “Second Amendment”) to the ABL facility which, among other things, increased the maximum availability under the ABL facility from $400.0 million to $500.0 million (subject to borrowing base limitations), reduced pricing, relaxed the restrictions on the Company’s and the other Loan Parties’ ability to make Restricted Payments (as such term is defined in the ABL facility), extended the maturity to July 26, 2018 and improved certain other covenant terms. The remaining terms of the amended ABL facility are substantially the same as those of the ABL facility prior to the Second Amendment.

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 1, 2013, Sally Beauty Holdings, Inc. (the “Company”) issued the news release attached hereto as Exhibit 99.1 reporting the financial results of the Company for the quarter ended June 30, 2013 (the “Earnings Release”).  In the Earnings Release, the Company utilized the non-GAAP financial measures and other items discussed in the attached Appendix A, which is incorporated herein by this reference.  Appendix A also contains statements of the Company’s management regarding the use and purposes of the non-GAAP financial measures utilized in the Earnings Release.  A reconciliation of the non-GAAP financial measures discussed in the Earnings Release to the most directly comparable GAAP financial measures is attached to the Earnings Release.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 26, 2013, Michael G. Spinozzi, President of Sally Beauty Supply, notified the Company of his retirement from the Company with an anticipated effective date of November 8, 2013.  Mr. Spinozzi has served as President of Sally Beauty Supply since 2006 and the Company is grateful for Mr. Spinozzi’s leadership and commitment to the success of the Company during his tenure as an officer of the Company.  The Company has not yet selected a replacement for Mr. Spinozzi, but intends to announce a replacement prior to Mr. Spinozzi’s effective retirement date.

ITEM 7.01.  REGULATION FD DISCLOSURE

The Earnings Release also provides an update on the Company’s strategy and business outlook.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)           See exhibit index.

All of the information furnished in Items 2.02, 7.01 and 9.01 of this report and the accompanying appendix and exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, unless expressly incorporated by reference therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 1, 2013

SALLY BEAUTY HOLDINGS, INC.

	By:	/s/ Matthew O. Haltom
	Name:	Matthew O. Haltom
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	News release reporting financial results for the quarter ended June 30, 2013, issued by Sally Beauty Holdings, Inc. on August 1, 2013.

Appendix A

USE OF NON-GAAP FINANCIAL MEASURES

Sally Beauty Holdings, Inc. (the “Company”) occasionally utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance.  We also believe these non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance.  Our management uses these non-GAAP measures for the same purpose.  We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results.  These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.  We have provided definitions below for certain non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these non-GAAP financial measures are useful to investors.  In addition, in our Earnings Release we have provided tables to reconcile the non-GAAP financial measures utilized to GAAP financial measures.  We have provided adjusted net earnings and adjusted EPS metrics for 2012 and 2013 solely for the purpose of adjusting for non-cash interest expense.  Excluding this non-cash interest expense provides investors with a better depiction of the Company’s core operating results and provides a more informed baseline for modeling future earnings expectations. We intend to adjust for all share-based compensation expense recognized in accordance with FAS 123R, including stock option expense and expense related to restricted shares, when calculating certain cash flow measures such as Adjusted EBITDA.  The Company believes adjusting for all share-based compensation expense is appropriate, as it is a non-cash expense, and adjusting is consistent with how a number of debt and equity analysts track that measure.

ADJUSTED EBITDA

We define the measure Adjusted EBITDA as GAAP Net Earnings before depreciation and amortization, share-based compensation, interest expense (which includes the loss on extinguishment of indebtedness), and income taxes.  Our management uses Adjusted EBITDA as a supplemental measure in the evaluation of our businesses and believes that Adjusted EBITDA provides a meaningful measure of our ability to meet our future debt service, capital expenditures and working capital requirements.  Adjusted EBITDA is not a financial measure under GAAP.  Accordingly, it should not be considered in isolation or as a substitute for net income, operating income, cash flow provided by (used in) operating activities or other income or cash flow data prepared in accordance with GAAP.  When evaluating Adjusted EBITDA, investors should consider, among other factors, (i) increasing or decreasing trends in Adjusted EBITDA, (ii) whether Adjusted EBITDA has remained at positive levels historically, and (iii) how Adjusted EBITDA compares to levels of interest expense. We provide a reconciliation of Adjusted EBITDA to GAAP Net Earnings.  Because Adjusted EBITDA excludes some, but not all, items that affect net earnings and may vary among companies, the Adjusted EBITDA presented by the Company may not be comparable to similarly titled measures of other companies. Although we believe that Adjusted EBITDA may provide additional information with respect to our ability to meet our future debt service, capital expenditures and working capital requirements, our functional or legal requirements may require us to utilize available funds for other purposes.

ADJUSTED NET EARNINGS

This measure consists of GAAP Net Earnings, which is then adjusted solely for the purpose of adjusting for non-cash interest expense (which includes the loss on extinguishment of indebtedness).  Excluding this non-cash adjustment provides investors with a better depiction of the Company’s core operating results and provides a more informed baseline for modeling future earnings expectations.  Adjusted Net Earnings does not provide a complete position of our results of operations, as the historical items excluded in the related reconciliation are included in net earnings presented under GAAP.  We recommend a review of net earnings on both a non-GAAP basis and GAAP basis be performed to get a comprehensive view of our results.  We provide a reconciliation of Adjusted Net Earnings to GAAP Net Earnings.

ADJUSTED EARNINGS PER SHARE (ADJUSTED EPS)

We define this non-GAAP financial measure as the portion of the Company’s GAAP Net Earnings assigned to each share of stock, excluding non-cash interest expense (which includes the loss on extinguishment of indebtedness).  Excluding these non-cash adjustments provides investors with a better depiction of the Company’s core operating results and provides a more informed baseline for modeling future earnings expectations.  We recommend a review of diluted EPS on both a non-GAAP basis and GAAP basis be performed to get a comprehensive view of our results.  We provide a reconciliation of Adjusted Net Earnings to GAAP Net Earnings, as well as information on how these share calculations are made.